Annual Report
                                To Shareholders

                                   Sand Hill
                               Portfolio Manager
                                     Fund


                                  A Series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                                 Annual Report
                             For the Period Ended
                                August 31, 1998


[GRAPH GOES HERE]

             Sand Hill
             Portfolio Manager
             Fund                 S&P 500
            ----------           ----------
01/01/95    $10,000.00           $10,000.00
12/31/95    $11,160.09           $13,758.00
12/31/96    $13,344.01           $16,918.21
12/31/97    $15,728.59           $22,520.50
08/31/97    $14,670.00           $14,670.00



Sand Hill Portfolio Manager Fund



                  Schedule of Portfolio Investments
                          August 31, 1998

   Number
     of                                                       Market
   Shares         Security Description                        Value
   -------                                                   --------


                  COMMON STOCK:             57.56%

                  BASIC MATERIALS:           0.76%
       2,000      Hoechst AG ADR                            $  79,125
                                                            ---------

                  CAPITAL GOODS:             4.85%
       3,900      Avery Dennison Corp.                        209,381
       4,800      Dover Corp.                                 130,800
       3,800      Johnson Controls Inc.                       162,688
                                                              -------
                                                              502,869
                                                              -------
                  COMMUNICATION SERVICES:    2.81%
       2,600      Ameritech Corp.                             122,525
       2,000      Airtouch Communications*                    112,500
       3,400      Hong Kong Telecom Ltd ADR                    56,312
                                                               ------
                                                              291,337
                                                              -------
                  CONSUMER CYCLICALS:        6.45%
       2,500      Gap (The), Inc.                             127,656
       8,600      Leggett & Platt, Inc.                       172,538
       5,300      Manpower, Inc.                              107,988
         500      Matsushita Electric Ind. Co. ADR             68,656
       4,500      Sherwin-Williams Co.                        107,438
       1,200      Sony ADR                                     84,825
                                                               ------
                                                              669,101
                                                              -------
                  CONSUMER STAPLES:          8.53%
       6,200      Conagra, Inc.                               153,450
       2,000      Carlton Communications PLC ADR               72,250
       3,700      Kimberly-Clark Corp.                        141,063
       2,800      Panamerican Beverages Inc.                   44,625
       5,200      Pepsico Inc.                                143,975
       3,300      Sara Lee Corp.                              149,325
       2,000      Walgreen Co.                                 77,000
       2,500      Whole Foods Markets*                        103,437
                                                              -------
                                                              885,125
                                                              -------
                  ENERGY:                    4.53%
       1,200      British Petroleum ADR                        87,750
       2,400      Mobil Corp.                                 165,900
       9,000      Nabors Industries*                          106,312
       2,500      Schlumberger Ltd                            109,531
                                                              -------
                                                              469,493
                                                              -------

   Number
     of                                                       Market
   Shares         Security Description                        Value


                  FINANCIALS:                5.79%
         400      HSBC Hldgs PLC ADR                           84,912
       3,400      MBIA Inc.                                   190,825
       4,000      MGIC Investment Corp.                       166,000
       4,600      Regions Financial Corp.                     159,275
                                                              -------
                                                              601,012
                                                              -------
                  HEALTHCARE:                8.62%
       2,900      Amgen Inc.*                                 176,537
       7,000      Becton Dickinson Co.                        233,187
       5,600      Manor Care Inc.                             134,400
         800      Roche Hldg ADR                               82,774
       3,100      Schering-Plough Corp.                       266,600
                                                              -------
                                                              893,498
                                                              -------
                  REIT:                      2.94%
       4,900      Apartment Invst/Mgmt Co                     167,825
       6,800      J P Realty Inc.                             136,850
                                                              -------
                                                              304,675
                                                              -------
                  TECHNOLOGY:               10.22%
       3,600      3Com Corp.*                                  85,275
       5,000      EMC Corp.*                                  225,937
       4,400      Ericsson Tel ADR                             94,050
       3,400      Grainger (W.W.) Inc.                        133,238
       2,200      Hewlett-Packard Co.                         106,837
       2,200      Intel Corp.                                 156,613
       5,000      Sungard Data Systems*                       158,438
       2,500      Sun Microsystems*                            99,063
                                                               ------
                                                            1,059,451
                                                            ---------
                  UTILITIES:                 1.30%
       4,600      Nipsco Industries                           134,550
                                                              -------

                  VARIOUS OTHER HOLDINGS:    0.76%
      10,000      Webs Japan Index Series                      78,750
                                                               ------

                  TOTAL COMMON STOCKS:
                  (Cost: $5,038,510)                        5,968,986
                                                            ---------

 Principal
   Amount         U.S. GOVT. SECURITIES:        26.55%
------------
                  LONG TERM:                    22.74%
    $100,000      U.S. Treasury Note
                  maturity date 07/31/99; 5.875%              100,594
     100,000      U.S. Treasury Note
                  maturity date 10/31/99; 7.5%                102,594
     500,000      U.S. Treasury Note
                  maturity date 07/31/00; 6.125%              510,469
     600,000      U.S. Treasury Note
                  maturity date 02/28/01; 5.625%              609,188
     300,000      U.S. Treasury Note
                  maturity date 09/30/02; 5.875%              309,094
     200,000      U.S. Treasury Note
                  maturity date 01/31/03; 5.5%                203,687
     200,000      U.S. Treasury Note
                  maturity date 2/15/03; 6.25%                209,688
     300,000      U.S. Treasury Note
                  maturity date 02/15/04; 5.875%              312,375
                                                              -------

                  TOTAL LONG TERM
                  U.S. GOVERNMENT SECURITIES:               2,357,689
                                                            ---------
                  (COST:$2,302,857)

                  SHORT TERM:                   3.81%
    150,000       U.S. Treasury Bill
                  maturity date 09/17/98; 5.20%               149,657
    250,000       U.S. Treasury Bill
                  maturity date 01/07/99; 4.75%               245,715
                                                              -------
                  TOTAL SHORT TERM
                  U.S. GOVERNMENT SECURITIES:                 395,372
                                                              -------
                  (COST:  $395,249)

                  TOTAL INVESTMENTS:
                  (Cost: $7,736,616)**           84.11%    $ 8,722,047
                  Other assets, net              15.89%      1,647,847
                                                 -----       ---------
                  NET ASSETS                    100.00%    $10,369,894
                                                ======     ===========


*Non-income producing
**Cost for Federal income tax purpose is $7,736,616 and net unrealized appreciation consists of:


                  Gross unrealized appreciation             $ 1,495,720
                  Gross unrealized depreciation               (510,289)
                                                              --------
                  Net unrealized appreciation               $   985,431
                                                            ===========

ADR --- Security represented is held by the custodian bank in the form of American Depository Receipts

See Notes to Financial Statements


SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998

ASSETS
 Investments at value (identified cost of $7,736,616)
  (Notes 1 & 3)                                            $  8,722,047
 Cash                                                         1,245,085
 Receivable for:
   Dividends and interest                  $ 26,496
   Investment securities sold               326,904
   Capital stock sold                        50,000
                                             ------
                                                                403,400
Deferred organization costs (Note 1)                             11,505
Other assets                                                      3,000
                                                                  -----
 TOTAL ASSETS                                                10,385,037
                                                             ----------

LIABILITIES
 Investment management fees                                       9,843
 Accrued expenses                                                 5,300
  TOTAL LIABILITIES                                              15,143
                                                                 ------
NET ASSETS                                                  $10,369,894
                                                            ===========

   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($10,369,894 / 763,003 shares
      outstanding)                                               $13.59
                                                                 ======

   At August 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                         $  9,065,932
   Accumulated net realized gain on investments                 267,058
   Undistributed net investment income                           51,473
   Net unrealized appreciation of investments                   985,431
                                                                -------
   Net Assets                                               $10,369,894
                                                            ===========


See Notes to Financial Statements




SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS

                                   Period ended                   Year Ended
                                August 31, 1998(A)             December 31, 1997
                                ------------------            ------------------

 INVESTMENT INCOME:
  Interest                          $104,175                        $113,189
  Dividend                            83,184                          98,335
                                      ------                          ------
  Total income                               $187,359                        $211,524
                                             --------                        --------

EXPENSES:
  Investment advisory fees (Note 2)   80,943                          80,675
  Transfer agent fees (Note 2)        11,535                          19,313
  Custodian and accounting fees       19,705                          16,800
  Legal and audit fees                11,355                          12,371
  Registration fees                    2,122                           3,572
  Recordkeeping and
   administrative services (Note 2)   19,860                          22,365
  Shareholder servicing
   and reports (Note 2)                2,736                           5,327
  Organization expense amortization    4,704                           7,096
  Miscellaneous                        4,647                             326
                                       -----                             ---
   Total expenses                              157,607                        167,845
  Custodian fee credits (Note 3)               (16,807)                       (13,445)
                                               -------                        -------
   Net expenses                                140,800                        154,400
                                               -------                        -------
  Net investment income                         46,559                         57,124
                                                ------                         ------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
   Net realized gain on investments            208,774                        265,654
   Net increase/(decrease) in
    unrealized appreciation on investment   (1,031,352)                       984,658
                                            ----------                        -------
   Net gain/(loss) on investments             (822,578)                     1,250,312
                                              --------                      ---------
   Net increase/(decrease) in net assets
    resulting from operations                ($776,019)                    $1,307,436
                                             =========                     ==========

(A) The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

See Notes to Financial Statements


SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                         Period              Years ended December 31,
                                          ended
                                      August 31,1998(A)       1997              1996
                                      ------------------    --------           -----


OPERATIONS
   Net investment income                  $ 46,559          $ 57,124          $ 68,634
   Net realized gain on investments        208,774           265,654           230,479
   Change in unrealized appreciation
    of investments                      (1,031,352)          984,658           740,807
                                        ----------           -------           -------
   Net increase (decrease) in net
    assets resulting                      (776,019)        1,307,436         1,039,920

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income($.--, $.08 and
    $.15 per share, respectively)                --          (52,211)          (72,905)
   Capital gains ($.--, $.43 and
    $.33 per share, respectively                 --         (280,635)         (155,461)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions*        579,796        3,132,102         1,622,851
                                            -------        ---------         ---------
   Net increase/(decrease) in net
    assets                                 (196,223)       4,106,692         2,434,405
   Net assets at beginning of period     10,566,117        6,459,425         4,025,020
                                         ----------        ---------         ---------
NET ASSETS at the end of the period
   (including undistributed net
   investment income of $51,473,$4,913
    and $0, respectively)               $10,369,894      $10,566,117        $6,459,425
        ===                             ===========      ===========        ==========

* A summary of capital share transactions follows:

                            Period ended           Year ended              Year ended
                           August 31, 1998 (A)  December 31, 1997       December 31, 1996
                          -------------------   -----------------      ------------------
                        Shares         Value     Shares    Value       Shares       Value
                        -------      --------   --------  ---------   --------     ------
Shares sold            121,845     $1,852,309   240,636  $3,384,487   199,556  $2,332,804
Shares reinvested from
 dividends                  --             --    21,704     318,619    17,744     225,708
Shares redeemed        (83,865)     (1,272,513) (42,017)   (571,004)  (75,044)  (935,661)
                       -------      ----------  -------    --------   -------   --------
Net increase            37,980      $579,796  220,323    $3,132,102   142,256  $1,622,851
                        ======      ========  =======    ==========   =======  ==========


(A) The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     Years ended          Jan 2, 1995*
                                   Period ended      December 31,               to
                                  August 31,1998  1997         1996       Dec 31, 1995
                                  --------------  ------      ------     -------------
Per Share Operating Performance
Net asset value, beginning of period   $14.57    $12.79       $11.11          $10.00
                                       ------    ------       ------          ------
Income from investment operations-
   Net investment income                 0.06      0.09         0.14            0.06
   Net realized and unrealized gain on (1.04)      2.20         2.02            1.10
                                       -----       ----         ----            ----
   Total from investment operations    (0.98)      2.29         2.16            1.16
                                       -----       ----         ----            ----
Less distributions-
   Distributions from net investment in   --      (0.08)       (0.15)          (0.05)
   Distributions from capital gains       --      (0.43)       (0.33)           0.00
                                       -----      -----        -----            ----
   Total distributions                   0.00     (0.51)       (0.48)          (0.05)
                                         ----     -----        -----           -----
Net asset value, end of period         $13.59     $14.57       $12.79          $11.11
                                       ======     ======       ======          ======

Total Return                           (6.73%)     17.87%       19.57%          11.60%
Ratios/Supplemental Data
   Net assets, end of period (000's)   $10,370   $10,566        $6,459          $4,025
Ratio to average net assets - (A)
   Expenses (B)                         2.08%**     2.08%        2.50%         3.03%**
   Expense ratio - net (C)              1.86%**     1.90%        2.00%         1.90%**
   Net investment income                0.62%**     0.71%        1.29%         0.52%**
Portfolio turnover rate                30.19%      16.48%       32.97%        40.96%


* Commencement of operations
** Annualized
*** The Fund has changed its year end from December 31st to August 31st.
       This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios has been increased to include custodian fees which were offset by custodian credits.

(C)   Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements


Sand Hill Portfolio Manager Fund
Notes to the Financial Statements
August 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The Fund has changed its fiscal year end from December 31, to August 31, commencing with August 31, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven (57) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions  and capital gain  distributions  are  determined  in  accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA")
provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $21,247 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $11,535 for its services for the period ended August 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3- INVESTMENTS/CUSTODY-The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the period ended August 31, 1998, were $1,924,650 and $1,988,330, respectively.

The cost of purchases and the proceeds from sales of U.S. Government obligations for the period ended August 31, 1998, excluding short-term securities, were $1,348,504 and $1,191,719, respectively.

The custodian has provided credits against custodian charges based on credits on uninvested cash balances of the Fund in the amounts of $16,807 and $13,445 for the periods ended August 31, 1998 and December 31, 1997, respectively.



              Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Sand Hill Portfolio Manager Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 1998, and the related statement of operations for the period then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial
highlights   are   the   responsibility   of   the   Fund's   management.   Our
responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of August 31, 1998, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 25, 1998


Investment Advisor:
      Sand Hill Advisors, Inc.
           3000 Sand Hill Road
           Building Tree, Suite 150
           Menlo Park, California 94025-7111

Distributor:
      First Dominion Capital Corp
           1500 Forest Avenue
           Suite 223
           Richmond, Virginia 23229

Independent Auditors:
      Tait, Weller and Baker
           Eight Penn Center Plaza
           Suite 800
           Philadelphia, Pennsylvania 19103

Transfer Agent: For account information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

      Fund Services, Inc.
           Post Office Box 26305
           Richmond, Virginia 23260
           (800) 628-4077 Toll Free

     More Information: For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc, investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.